Idaho Tax-Exempt Fund
May 31, 2000 Report

Fellow Shareowners:

For the twelve-month period ending May 31, 2000, the Idaho Tax Exempt Fund provided a total return of -1.15%. Fund assets declined to $5.3 million from $6.7 million one year ago.

The US economy continues to grow beyond expectations. The growth rate in Gross Domestic Product peaked in the fourth quarter of 1999 at an impressive +7.3%. But higher energy prices and record employment heighten concerns that inflation will accelerate. To protect the long-term value of financial assets such as municipal bonds, the Federal Reserve Bank raised the bell-weather Federal Funds interest rate by 1.75% in a determined effort to slow the economy.

This restrictive monetary policy is now having an impact on economic growth and inflation. First quarter 2000 GDP slowed to +5.5% and the acceleration of the Consumer Price index has also begun to moderate. The substantial increase in short-term rates has had a disproportionate impact on the tax-exempt yield curve, with short-term rates rising much more than long-term rates. This "flattening of the yield curve" implies that the Federal Reserve's current policy is viewed by the market as adequate and effective. It is increasingly likely that we will see further moderation in economic growth, inflation and an eventual softening in interest rates. This means reduced price risk and the possibility of greater returns for the bond market. With short-term rates at a nine year high, this could be a good time to reposition financial assets from the high-priced stock markets to a core investment holding in tax-exempt bonds.

The Idaho economy continues to become more modern. Natural resource industry employment is declining while employment in the Gem State's burgeoning high technology sector continues to expand. Idaho's pro-business policies and natural beauty continue to attract new employers looking for a favorable business climate and new families looking for higher standards of living. In both cases, Idaho has plenty to offer. The result is a more diverse and more stable economy which adds to the traditionally high creditworthiness of Idaho bond issuers.

We invite you to again review the advantages of the Idaho Tax-Exempt Fund, including low expenses, income free from state and federal income taxes, a high-quality diversified bond portfolio and daily supervision by professional managers. We welcome your comments and suggestions. Only with your help can we be certain that we are meeting your investment needs - our primary objective.

Nicholas Kaiser,	Phelps McIlvaine,
President	Vice President, Portfolio Manager

June 19, 2000

Performance data quoted in this report represents past	Average Annual Returns (as of 6/30/2000), per regulatory requirements
performance and is no guarantee of future performance. The investment return and principal value of investments	1 Year	5 Years	10 Years
in the Fund fluctuate daily, and an investor's shares when redeemed may be worth more or less than the original cost.	2.79%	4.64%	5.54%

Investments

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value

Airport Parking (2.2%)
AAA	Boise City ID Airport Revenue COP	5.40% due 8/1/2011	$115,000	$113,160
Electric Power (3.1%)
AAA	Idaho Falls Electric Revenue	6.75% due 4/1/2019	160,000	164,667
General Obligations (51.2%)
AA	Ada & Canyon Counties ID
	JSD #2 Meridian	5.50% due 7/30/2011	175,000	175,455
AA-	"	5.50% due 7/30/2015	100,000	97,040
AAA	Adams County ID GO	5.00% due 8/1/2014	110,000	102,399
A+	Bannock County ID GO Jail	5.05% due 9/1/2012	95,000	89,585
A+	Bannock County ID SD #25	4.80% due 8/1/2008	90,000	86,040
A	"	4.90% due 8/1/2009	90,000	85,860
	"	5.25% due 8/1/2016	110,000	101,816
AA-	Boise City Idaho Revenue Bonds	5.10% due 2/1/2011	110,000	106,557
AAA	Boise City ID GO ISD	5.50% due 7/30/2011	95,000	93,290
AA-	"	5.50% due 7/30/2016	150,000	145,020
A	Boise County ID SD #73	5.15% due 7/31/2010	125,000	120,732
AAA	Caldwell, Idaho GO	5.30% due 5/15/2014	150,000	143,976
AAA	Canyon Co. SD #131 Nampa	5.50% due 7/30/2013	50,000	48,575
AAA	Canyon County ID SD #132	5.40% due 7/30/2011	195,000	191,666
	"	5.40% due 7/30/2012	100,000	97,930
A	Canyon County ID SD #135 Notus Series 1994	6.00% due 8/1/2007	50,000	49,703
AAA	Cassia, Twin Falls ID JSD #151	5.10% due 8/1/2009	90,000	87,912
	"	5.375% due 8/1/2013	85,000	82,509
	"	5.375% due 8/1/2015	75,000	71,647
AAA	Kootenai County ID SD #273	5.00% due 7/30/2016	70,000	63,095
AAA	Kuna ID Sch/Comm Library Dist.	4.9% due 8/1/2013	75,000	69,120
AAA	Madison County ID SD #321	5.60% due 2/1/2010	100,000	100,474
AA	Payette County ID SD #372	6.50% due 7/31/2008	80,000	82,344
	Payette County ID SD #372	6.75% due 7/31/2009	155,000	160,952
	Payette County ID SD #372	6.75% due 7/31/2010	100,000	103,840
AAA	Power & Cassia Co.s JSD #381	5.25% due 8/01/2012	60,000	57,808
AAA	Teton County ID SD #401 GO	5.50% due 8/1/2012	75,000	74,070
	SUB-TOTAL		2,760,000	2,689,415
Housing (6.0%)
AA	Idaho Housing Authority
	Single Fam Mortgage, B-1	6.85% due 7/1/2012	85,000	79,863
AA	Idaho Housing Authority
	Refunding Series A	6.15% due 7/1/2024	150,000	142,942
AA	Idaho Housing Authority
	Single Fam Mort Mezz-E-1	6.60% due 7/1/2011	70,000	68,046
AA	Idaho Housing Authority
	Single Fam Mort Rev Ser B1	8.00% due 1/1/2020	10,000	10,109
AA	Idaho Housing Authority
	Single Fam Mort SR Series C1	7.70% due 7/1/2017	15,000	14,863
	SUB-TOTAL		330,000	315,823
Irrigation (1.0%)
AA	Boise Kuna Irr. Dist.	6.00% due 7/1/2008	50,000	50,233
Medical/Hospitals (1.2%)
	Idaho Health Facility Auth.
AAA	Holy Cross Rev. Ref	5.25% due 12/01/2011	65,000	62,039

2	May 31, 2000 Semi-Annual Report

Investments

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value
Real Estate (3.5%)
AAA	Idaho State Bldg Authority Series C	5.70% due 9/1/2007	100,000	100,140
AAA	Idaho State Building Authority	5.00% due 9/1/2021	100,000	86,430
			200,000	186,570
Roads (3.1%)
A	Payette L.I.D. #89-1	7.60% due 5/1/2005	30,000	29,671
A	Post Falls, Kootenai County	7.60% due 4/15/2001	15,000	14,894
	L.I.D. #91-1	7.75% due 4/15/2002	20,000	19,514
	"	7.95% due 4/15/2003	20,000	19,666
	"	7.95% due 4/15/2004	20,000	19,603
	L.I.D. #91-4	7.95% due 4/15/2005	20,000	19,192
	L.I.D. #91-4	7.95% due 4/15/2006	20,000	19,111
	L.I.D. #91-4	7.95% due 4/15/2007	20,000	18,950
	SUB-TOTAL		165,000	160,601

State Education (13.4%)
	Boise State University
AAA	Student Univ. & Housing Sys.	5.10% due 4/1/2014	300,000	278,700
	Idaho State University
AAA	Student Fee Revenue	4.90% due 4/1/2017	150,000	132,180
	Idaho State University
AAA	Student Fee Revenue-Elmwood Apts.	5.25% due 4/1/2014	120,000	113,268
	University of Idaho
AAA	Student Fee Revenue	5.60% due 4/1/2015	185,000	178,248
	SUB-TOTAL		755,000	702,396
Sewer (2.7%)
A	Troy ID, Sewer Revenue	7.30% due 2/1/2001	10,000	9,982
	"	7.40% due 2/1/2002	10,000	9,984
	"	7.50% due 2/1/2003	10,000	9,990
	"	7.60% due 2/1/2004	10,000	9,996
	"	7.70% due 2/1/2005	15,000	15,003
	"	7.80% due 2/1/2006	15,000	15,013
	"	7.90% due 2/1/2007	15,000	15,019
	"	8.00% due 2/1/2008	15,000	15,022
	"	8.00% due 2/1/2009	20,000	20,035
	"	8.00% due 2/1/2010	20,000	20,038
	SUB-TOTAL		140,000	140,082
Water Supply (7.7%)
A	Coeur D' Alene ID Water Revenue	5.00% due 6/1/2006	100,000	97,810
A	McCall Water Rev., Series 1994	6.25% due 9/1/2008	200,000	203,156
A	McCall Water Revenue	6.375% due 9/1/2014	70,000	70,555
	Ucon Water & Sewer Rev. Refunding	7.75% due 12/1/2002	35,000	35,068
	SUB-TOTAL		405,000	406,589
Total Investments (95.1%)		Cost=$5,186,762	$5,145,000	4,991,575
Other Assets (net of liabilities) (4.9%)				259,283
Total Net Assets (100%)				$5,250,858
* These unaudited bond ratings reflect the adviser's current rating of each bond, as determined using Standard & Poor's and Moody's ratings.

May 31, 2000 Semi-Annual Report	3

Financial Highlights

	For Year Ended November 30
Selected data per share of capital stock outstanding throughout each period	Six Months ended May 2000	1999	1998	1997	1996	1995
Net asset value at beginning of period
Income from investment operations	$5.01	$5.36	$5.28	$5.25	$5.28	$4.76
Net investment income	0.12	0.24	0.25	0.26	0.27	0.26
Net gains or losses on securities (both realized and unrealized)	(0.02)	(0.35)	0.12	0.03	(0.03)	0.52
Total From investment operations	0.10	(0.11)	0.37	0.29	0.24	0.78
Less Distributions
Dividends (from net investment income)	(0.12)	(0.24)	(0.25)	(0.26)	(0.27)	(0.26)
Distributions (from capital gains)	0.00	0.00	(0.04)	0.00	0.00	0.00
Total Distributions	(0.12)	(0.24)	(0.29)	(0.26)	(0.27)	(0.26)
Net asset value at end of period	$4.99	$5.01	$5.36	$5.28	$5.25	$5.28
Total Return	.78%	(2.18)%	7.27%	5.69%	4.66%	16.68%

Ratios/Supplemental data
Net assets ($000), end of period	$5,251	$6,151	$6,264	$5,255	$5,064	$5,220
Ratio of gross expenses to average net assets†	0.41%	0.80%	0.76%	0.80%	0.79%	0.75%
Ratio of net investment income to average net assets†	2.38%	4.55%	4.69%	4.99%	5.10%	5.07%
Portfolio turnover rate	6%	13%	23%	20%	10%	28%

† For each of the above periods, all or a portion of the expenses were waived. If these costs had not been waived, the result to the ratio of expenses to average net assets would be .07%, .05%, .07%, .16%, .27%, and .26%, respectively.

Statement of Assets and Liabilities
As of May 31, 2000
Assets
	Bond Investments (Cost $5,186,762)	$4,991,575
	Cash	172,872
	Interest Receivable	85,624
	Insurance Reserve Premium	2,473
	Total Assets		$5,252,544

Liabilities
	Other Liabilities	1,686
	Total Liabilities		1,686

Net Assets			$5,250,858

Fund Shares Outstanding			1,065,375

Analysis of Net Assets
	Paid in Capital (unlimited shares authorized, without par value)	5,510,656
	Accumulated net realized gain (loss) on investments	(73,205)
	Unrealized net appreciation on investments	(186,593)
	Net Assets applicable to Fund shares outstanding		$5,250,858

Net Asset Value, Offering and Redemption price per share			$4.93

(The accompanying notes are an integral part of these financial statements)

4	May 31, 2000 Semi-Annual Report

Statement of Operations

For the six months ended May 31, 2000

Investment Income
	Interest income	$162,674
	Amortization of bond premium	(3,901)
	Accretion	422
	Miscellaneous Income	(85)
	Gross Investment Income		$159,110

Expenses
	Investment Advisor and administration fee	15,504
	Professional fees	5,143
	Shareholder service fee	2,022
	Printing and postage	1,649
	Other expenses	1,718
	Custodian fees	781
	Filing and Registration fees	458
	Total gross expenses	27,275
	Less: advisory fees waived	(3,346)
	Less: custodian fees waived	(781)
	Net expenses		23,148
	Net investment income		135,962

Net realized gain on investments
	Proceeds from sales	1,213,363
	Less: cost of securities sold (based on identified cost)	1,285,416
	Realized net gain (loss)		(72,053)

Unrealized gain on investments
	End of period	(186,593)
	Beginning of period	(164,573)
	Increase (decrease) in unrealized gain for the period		(22,020)
	Net realized and unrealized gain (loss) on investments		(94,073)

Net increase (decrease) in net assets resulting from operations			$41,889

(The accompanying notes are an integral part of these financial statements)

May 31, 2000 Semi-Annual Report	5

Statement of Changes in Net Assets

		Six months ended	Year ended
		May 31, 2000	Nov. 30, 1999

From Operations
	Net investment income	$135,962	$291,693
	Net realized gain (loss) on investments	(72,053)	(1,502)
	Net increase (decrease) in unealized appreciation	(22,020)	(431,909)
	Net increase (decrease) in net assets	41,889	(141,718)

Dividends to Shareowners From
	Net investment income	(136,034)	(291,771)
	Capital gains distributions	0	0
		(136,034)	(291,771)

Fund Share Transactions
	Proceeds from sales of shares	206,817	1,306,810
	Value of shares issued in reinvestment of dividends	111,920	234,362
		318,737	1,541,172
	Cost of shares redeemed	(1,125,193)	(1,219,443)
	Net increase (decrease) in net assets from share transactions	(806,456)	321,729
Total increase (decrease) in net assets		(900,601)	(111,760)

NET ASSETS
	Beginning of period	6,151,459	6,263,719
	End of period	$5,250,858	$6,151,959

Shares of the fund sold and redeemed
	Number of shares sold	41,527	249,151
	Number of shares issued in reinvestment of dividends	22,571	45,232
		64,098	294,383
	Number of shares redeemed	(226,206)	(236,298)
Net increase (decrease) in number of shares outstanding		(162,108)	58,085

(The accompanying notes are an integral part of these financial statements)

6	May 31, 2000 Semi-Annual Report

Notes to Financial Statements

Note 1 - Organization
Saturna Investment Trust, (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Four portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other four portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

NOTE 2 - Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Investments:
Fixed-income securities for which there are no publicly available market quotations are valued using matrices based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Income and Expenses:
Interest income is reduced by the amortization of bond premiums, on a constant yield-to-maturity basis from purchase date to maturity or call, as appropriate.

Interest income is increased by accretion only for bonds underwritten as original issue discounts. Market discounts are recorded as realized gains upon disposition.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

Income taxes:
The Fund has elected to be taxed as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable net investment income and realized net gains on investments. Therefore, no provision for Federal income taxes is required. Further, the Fund intends to meet IRS requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the distribution date.

NOTE 3 - Transactions with Affiliated Persons
Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to .50% of average daily net assets. For the six months ended May 31, 2000, the Fund incurred advisory fee expenses of $15,504.

Saturna Capital has volunteered to reimburse the Fund to the extent that total expenses of the Fund, (excluding interest, brokerage commissions and taxes) exceeds .80% through March 31, 2001. Accordingly, for the six months ended May 31, 2000, Saturna Capital waived $3,346 of the advisory fee.

In accordance with the Fund's agreement with its custodian, National City Bank of Indiana, for the six months ended May 31, 2000, custodian fees incurred by the Fund amounted to $781.

The Trust acts as a distributor of its own shares, except in those states in which Investors National Corporation (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer and acts as distributor without compensation. Saturna Capital Corporation acts as shareowner servicing agent for the Fund, for a monthly fee plus certain expenses. For the six months ended May 31, 2000, the Fund paid such a fee of $1,649.

One trustee is also a director and officer of Saturna Capital Corporation. The unaffiliated trustees receive a fee of $100 per meeting attended, and in the period ending May 31, 2000, such fees totalled $800.

Note 4-Investments
At May 31, 2000, the net unrealized appreciation of investments for the Fund of ($186,593) comprised gross unrealized gains of $30,261 and gross unrealized losses of $216,854.

During the six months ended May 31, 1999, the Fund purchased $304,990 of securities and sold/matured $1,213,363 of securities.

May 31, 2000 Semi-Annual Report	7

Web: http://www.saturna.com
E-mail: idaho@saturna.com

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Saturna Capital
Mutual Funds

1-800/SATURNA
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This report is issued for the information of the shareowners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust

I D A H O Tax-Exempt Fund

(graphic omitted)
A Portfolio of Saturna Investment Trust
SEMI-ANNUAL REPORT May 31, 2000